UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22224

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

(Exact name of registrant as specified in charter)

Arden Asset Management LLC

375 Park Avenue, 32nd Floor

New York, NY 10152

(Address of principal executive offices) (Zip code)

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-751-5252

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

ARDEN SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.

Financial Statements (unaudited)

For the six-month period ended September 30, 2013

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Financial Statements (unaudited):

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Assets and Liabilities (unaudited)

September 30, 2013

Assets
Investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	$6,626,639
Cash	336,872
Receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	250,000
Due from Adviser	32,785

Total assets	7,246,296

Liabilities
Redemptions payable	499,534
Professional fees payable	37,337
Administration fee payable	4,763
Member servicing fee payable	4,233
Board of Managers’ fees payable	1,125
Other accrued expenses	1,250

Total liabilities	548,242

Net Assets	$6,698,054

Members’ Capital
Net capital	$6,032,748
Accumulated net investment loss	(832,386)
Accumulated net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	847,597
Net unrealized appreciation on investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	672,924
Deferred income taxes	(22,829)

Members’ Capital	$6,698,054

Net Asset Value Per Unit (based on 5,591 units outstanding)	$1,198.07

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Operations (unaudited)

For the six-month period ended September 30, 2013

Net Investment Loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Interest income	$25
Expenses	(44,448)

Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	(44,423)

Investment Income
Other income	10

Fund Expenses
Professional and other fees	39,703
Member servicing fee	12,156
Registration fees	4,976
Administration fees	4,789
Board of Managers’ fees	2,250
Other fees	9,310

Total fund expenses	73,184
Fund expenses reimbursed	(46,477)

Net Expenses	26,707

Net Investment Loss	(71,120)

Realized and Unrealized Gains (Losses) on Operations allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Net Realized Gain on Investment	601,783
Net Change in Unrealized Depreciation on Investment	(242,213)

Net Realized and Unrealized Gains on Investments allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	359,570

Net Increase in Members’ Capital derived from Operations	$288,450

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2013 (unaudited)	For the year ended March 31, 2013
From Operations
Net investment loss*	$(71,120)	$(340,575)

Net realized gain on investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	601,783	565,791
Net change in unrealized appreciation (depreciation) on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(242,213)	202,347
Deferred income taxes	—	(22,829)

Net realized and unrealized gains	359,570	745,309

Net increase in Members’ Capital derived from operations	288,450	404,734

From Dividends and Distributions
Net investment income	—	(342,962)
Net realized long-term capital gains	—	(94,956)

	—	(437,918)

Members’ Capital Transactions
Sales of Units	750,000	—
Units issued in reinvestment of distributions	—	437,918
Redemptions of Units	(6,175,895)	(23,540,411)

	(5,425,895)	(23,102,493)

Net Decrease in Members’ Capital	(5,137,445)	(23,135,677)
Members’ Capital at Beginning of Period	11,835,499	34,971,176

Members’ Capital at End of Period	$6,698,054	$11,835,499

Accumulated Net Investment Loss	$(832,386)	$(761,266)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Cash Flows (unaudited)

For the six-month period ended September 30, 2013

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from operations	$288,450
Adjustments to reconcile net increase in Members’ Capital derived from operations to cash provided by operating activities:
Payment for purchases of Arden Sage Multi-Strategy Master Fund, L.L.C.	(2,615,000)
Proceeds from sales of Arden Sage Multi-Strategy Master Fund, L.L.C.	7,950,001
Net change in unrealized depreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	242,213
Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(601,783)
Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	44,423
Decrease in receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	5,750,000
Increase in due from Adviser	(32,785)
Decrease in professional fees payable	(5,384)
Increase in administration fee payable	729
Decrease in member servicing fee payable	(6,328)
Decrease in due to Adviser	(13,693)
Decrease in other accrued expenses	(833)

Net cash provided by operating activities	11,000,010

Cash Flows from Financing Activities
Redemptions of Units	(11,413,690)

Net cash used in financing activities	(11,413,690)

Net decrease in cash	(413,680)
Cash, beginning of period	750,552

Cash, end of period	$336,872

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$499,534

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Financial Highlights

	For the six- month period ended September 30, 2013 (unaudited)		For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010		For the period January 1, 2009 (commencement of operations) through March 31, 2009
Per Unit Operating Performance
Beginning net asset value	$1,157.24		$1,148.10	$1,189.45	$1,140.40	$1,015.52		$1,000.00

Income/(loss) from operations*:
Net investment loss	(7.71)		(16.00)	(15.82)	(17.02)	(7.46)		(4.08)
Net realized and unrealized appreciation (depreciation) from Arden Sage Multi-Strategy Master Fund, L.L.C.	48.54		50.04	(25.53)	66.07	132.34		19.60

Net change in net assets resulting from operations	40.83		34.04	(41.35)	49.05	124.88		15.52

Less distributions:
Net investment income	—		(19.50)	—	—	—		—
Net realized long-term capital gains	—		(5.40)	—	—	—		—

Ending net asset value	$1,198.07		$1,157.24	$1,148.10	$1,189.45	$1,140.40		$1,015.52

Total return (9)	3.53	%(1)	2.96%	-3.48%	4.30%	12.30%		1.55	%(1)
Net assets, end of period (000s)	$6,698		$11,835	$34,971	$13,607	$6,098		$102
Ratios to Average Net Assets (8)
Expenses, before waivers and reimbursements (2)	2.32	%(4)	1.64%	2.15%	2.83%	23.02%		206.41	%(3)
Expenses, net of waivers and reimbursements (2)	1.40	%(4)	1.40%	1.40%	1.40%	1.43	%(6)	1.64	%(4)(6)
Net investment loss, before waivers and reimbursements	-2.32	%(4)	-1.64%	-2.15%	-2.83%	-22.25%		-206.41	%(3)
Net investment loss, net of waivers and reimbursements	-1.40	%(4)	-1.40%	-1.40%	-1.40%	-0.66%		-1.63%
Portfolio turnover rate (7)	22.78	%(5)	13.60%	47.19%	34.13%	32.12%		12.70	%(5)

*	Per share calculations were performed using average shares for the period.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized, with the exception of non-recurring organizational expenses of $29,527.
(4)	Annualized
(5)	Not annualized.
(6)	Expense ratio is greater than the expense cap of 1.40% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.
(7)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy Master Fund, L.L.C.
(8)	Includes amounts allocated from the Master Fund.
(9)	Total returns reflect reinvestments of all dividends and distributions, if any.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited)

September 30, 2013

1. Organization

Arden Sage Multi-Strategy Institutional Fund, L.L.C. (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund (“Units”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). The Fund commenced operations on January 1, 2009. Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Fund, the Master Fund and other related funds.

The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund accomplishes its investment objective by investing substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At September 30, 2013 the Fund holds 6.19% of ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the “Board”) will become members of the Fund (“Members”).

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund and the Master Fund.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value based on the net asset value of the Master Fund. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

C. Income Taxes

The Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If the minimum distribution regulation is not met, the Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Fund if they do not borrow to make the investment. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

The Fund’s tax year end is October 31, 2013. For the prior tax year ended October 31, 2012 and preceding tax years ended October 31, 2011 and November 30, 2010, which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits. The Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Fund’s tax return for all open tax years and has concluded, as of September 30, 2013, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six-month period ended September 30, 2013, the Fund did not incur any interest or penalties.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As of March 31, 2013, the Fund has no loss carryforward.

D. Distribution Policy

Because the Fund’s tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Unless the Fund is informed otherwise, each Member will be enrolled automatically in the reinvestment program. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. A Member may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (concluded)

D. Distribution Policy (concluded)

Fund the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If a Member wishes to opt out of the program and to receive dividends and distributions in cash, the Member needs to contact UMB Fund Services, Inc. (“UMB”), the Fund’s transfer agent at 1-877-491-4991 to complete the necessary instructions. Members who held Units prior to December 1, 2010 were enrolled in this program unless they elected otherwise by notice to UMB. Members may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s or the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2013, the Fund declared dividends of $342,962 and long-term capital gain distributions of $94,956. During the six-month period ended September 30, 2013, the Fund did not declare any dividends.

As of March 31, 2013 the components of distributable earnings, on a tax basis, not disclosed elsewhere were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation
$—	$—	$26,759

E. Cash

The Fund holds its cash in cash accounts and is not currently invested in money market funds.

3. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Investment Adviser of the Fund and the Master Fund pursuant to investment advisory agreements between the Adviser and each of the Funds and the Master Fund (the “Advisory Agreements”). The Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the Adviser serve as officers and as members of the Board of the Fund.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

3. Related Party Transactions and Other (continued)

Related Parties (concluded)

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Fund and the Adviser, the Fund has agreed to pay the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund (the “Advisory Fee”). However, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter for investment advisory services. For the period from April 1, 2013 through September 30, 2013, the Fund paid the Adviser a quarterly fee at an annualized rate of 0.30% of the average net assets of the Fund. From April 1, 2013 through September 30, 2013, the Adviser voluntarily reduced the Master Fund Management Fee by 0.45% (annualized). The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual fee of $1,500. In addition, the Master Fund pays each member of the Board who is not an “interested person” an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Fund and the other funds in the “Fund Complex” (as defined in the Fund’s prospectus) at an annual rate of up to 0.08%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. The Fund will be charged the greater of the Asset Based Fee or the annual minimum fee of $15,000. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

3. Related Party Transactions and Other (concluded)

Other (concluded)

SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian an annual fee of $2,500 which is included in other fees on the Statement of Operations. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

The Fund has a distribution agreement (the “Distribution Agreement”) with Arden Securities LLC (“Arden Securities”), to act as the distributor for the sale of Units (the “Distributor”). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Arden Securities, the “Selling Agents”) to assist in the distribution of Units.

The Fund has a Member Services Agreement (the “Member Services Agreement”) with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. As consideration for these services, the Fund pays an ongoing quarterly Member servicing fee to the Distributor at an annualized rate of 0.25% of the average net assets of the Fund during each calendar quarter. The Distributor may pay all or a portion of this amount to retain broker-dealers and financial advisors (“Member Service Providers”) to provide Member and account maintenance services. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

4. Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

4. Fund Expenses (concluded)

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $32,785 for the reimbursement of excess expenses.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of September 30, 2013, the amount of the carryforward is $241,239 which includes $194,762 from the fiscal year ended March 31, 2013 and $46,477 from the six-month period ended September 30, 2013. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5. Members’ Capital

Unit transactions for the six-month period ended September 30, 2013 were as follows:

Units outstanding at beginning of period	10,227
Units issued	648
Units redeemed	(5,284)

Units outstanding at end of period	5,591

The Fund is authorized to issue an unlimited number of Units with no par value; at the current time, $300 million Units have been registered to be issued.

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Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

6. Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7. Net Asset Valuation

The Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, as of the last business day of March, June, September and December.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

13

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On September 30, 2013, the Fund offered to purchase up to $2,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of December 31, 2013. As of the date of these financial statements, no tender requests have been received.

11. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. The adoption of this update did not materially affect the Fund’s financial condition or results of operation.

12. Subsequent Events

Subsequent to the six-month period ended September 30, 2013 through November 29, 2013, no events have occurred that would require recognition or disclosure.

13. Approval of Investment Advisory Agreement

The investment advisory agreement between Arden Sage Multi-Strategy Institutional Fund, L.L.C., a Delaware limited liability company (the “Fund”), and Arden Asset Management LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), may be continued in effect from year to year subject to approval by: (i) the Fund’s Board of Managers (the “Board”); or (ii) the vote of a majority of the outstanding voting securities, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund; provided that, in either event, the continuance must also be approved by a majority of the managers (the “Managers”) who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board held on September 12, 2013, all of the Managers, including the Independent Managers, approved the continuance of the Advisory Agreement for an additional year. In considering whether to renew the Advisory Agreement, the Board reviewed various materials from counsel and from the Adviser, which included: (i) information concerning the services

14

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

13. Approval of Investment Advisory Agreement (continued)

rendered to the Fund by the Adviser and the fees paid by the Fund to the Adviser under the Advisory Agreement; (ii) information concerning the individuals responsible for the day to day management of the Fund’s assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) The nature, extent and quality of services provided by the Adviser. The Managers reviewed the services that the Adviser provides to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that are entered into on behalf of the Fund. The Board noted that, in addition to the investment advisory services provided to the Fund under the Advisory Agreement, the Adviser and its affiliates also provide certain administrative and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting services. Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Advisory Agreement, and that these services were of reasonably high quality.

(b) Investment performance of the Fund and the Adviser. In connection with the evaluation of the services provided by the Adviser, the Board also considered the investment performance of the Fund, and compared the performance of the Fund to that of the S&P 500 Total Return Index, the HFRI Fund of Funds Diversified Index and BarCap U.S. Aggregate Bond Index covering periods since the Fund’s inception until June 30, 2013. The Board observed relative underperformance but noted the generally lower volatility of the Arden Sage Multi-Strategy Master Fund, L.L.C., the master fund in which the Fund invests substantially all of its assets (the “Master Fund”), relative to the fund of fund and equity indices. The Board also observed that the Fund’s performance returns were negatively impacted by the valuation adjustments made in 2013 to reflect secondary market sales of the Master Fund’s illiquid positions. The Board also discussed and noted the steps taken by the Adviser to improve the Fund’s performance.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund. The Managers also considered the cost of the services provided by the Adviser. Under the Advisory Agreement, the Fund pays a fee at the annual rate of 0.75% of the Fund’s average net assets, except that this fee is not charged to the Fund so long as the Fund remains substantially invested in the Master Fund. It was also considered that the Master Fund’s advisory agreement with the Adviser likewise provides for a 0.75% fee to be paid to the Adviser, which is indirectly borne by the Fund as an investor in the Master Fund. The Board also considered that, in addition to the fees charged by the Adviser, the Fund also bears its pro rata portion of the advisory fees charged by the portfolio funds in which it invests.

15

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (concluded)

13. Approval of Investment Advisory Agreement (concluded)

The Managers reviewed information comparing the advisory fee rate and the total expense ratio for the Fund to those of other similar registered funds of hedge funds. The Managers also compared the advisory fee rate with those charged by Arden to other accounts that it manages. Additionally, the Managers considered that the Adviser has entered into an expense limitation agreement with respect to the Fund. The Managers found that the Fund’s advisory fee rate paid under the Advisory Agreement is comparable to the fee rates paid by other similar registered funds (the “Peer Group”). The Managers also found that the advisory fee rate compared favorably to those charged by the Adviser to other accounts that it manages. The Managers also observed that the Fund’s expense ratio was in the range of the ratios of the Peer Group.

The profitability realized by the Adviser was also considered. The Board relied principally on information furnished by the Adviser relating to the costs and profitability of the Adviser from its relationship with the Fund (the “Profitability Analysis”). After reviewing the information contained in the Profitability Analysis, the Board noted that the net profitability from the Master Fund and its feeder funds was not excessive.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board also considered whether there were opportunities for economies of scale to be realized by the Fund. However, the Board noted the reduction in the Fund’s net assets and that the future growth of the Fund’s net assets was uncertain at this time.

Conclusion. Based on all of the foregoing, and such other matters that were deemed relevant, the Board determined that the terms of the Advisory Agreement, including applicable fees and expenses, were fair and reasonable in light of the nature, extent and quality of services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers, including a majority of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year.

16

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Consolidated Financial Statements (unaudited)

For the six-month period ended September 30, 2013

Arden Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements (unaudited):

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited)

September 30, 2013

Portfolio Fund	Cost	Value	% of Members’ Capital*	Liquidity**
Equity - Event:
BHR Master Fund, Ltd.	$5,398,087	$7,069,241	6.60%	Quarterly
Corvex Partners, L.P.	6,000,000	6,301,199	5.88	Quarterly
Jana Partners Qualified, L.P.	4,689,143	5,008,022	4.67	Quarterly
Luxor Capital Partners, L.P.	1,516,896	1,774,584	1.66	Quarterly
Third Point Offshore Fund, Ltd.	6,500,000	7,013,154	6.55	Quarterly
York European Opportunities Fund, L.P.	5,000,000	5,164,379	4.82	Quarterly

Total Equity - Event	29,104,126	32,330,579	30.18

Equity (Long/Short) - Variable Exposure:
DSAM Long Short Equity Fund LP	2,500,000	2,585,463	2.41	Monthly
JHL Capital Group Fund Ltd.	1,580,969	1,956,541	1.83	Quarterly
Lakewood Capital Partners, L.P.	6,354,452	8,053,077	7.52	Quarterly
Newbrook Capital Partners L.P.	8,395,220	9,278,739	8.66	Quarterly

Total Equity (Long/Short) - Variable Exposure	18,830,641	21,873,820	20.42

Multi - Event Driven:
Elliott International, Ltd.	3,807,909	4,960,209	4.63	Quarterly
Empyrean Capital Overseas Fund, Ltd.	1,605,091	1,762,334	1.64	Quarterly
Eton Park Fund, L.P.	236,178	310,056	0.29	Annually
Eton Park Overseas Ltd.	410,053	425,049	0.40	Annually
Fir Tree Value Fund, L.P.	5,193,941	7,288,220	6.80	Quarterly

Total Multi - Event Driven	11,253,172	14,745,868	13.76

Equity (Market Neutral) - Fundamental/Trading:
Citadel Global Equities Fund, Ltd.	5,690,033	7,114,328	6.64	Monthly
Millennium International, Ltd.	1,592,906	1,895,914	1.77	Quarterly

Total Equity (Market Neutral) - Fundamental/Trading	7,282,939	9,010,242	8.41

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited) (concluded)

September 30, 2013

Portfolio Fund	Cost	Value	% of Members’ Capital*	Liquidity**
Equity (Long/Short) - Sector/Region:
Chilton QP European Partners, L.P.	$2,500,000	$2,482,528	2.32%	Monthly
Criterion Horizons Fund, L.P.	4,309,451	5,333,264	4.98	Monthly

Total Equity (Long/Short) - Sector/Region	6,809,451	7,815,792	7.30

Credit - Event:
Redwood Offshore Fund, Ltd.	3,943,055	6,067,308	5.66	Biennially

Equity (Market Neutral) - Quantitative:
OxAM Quant Fund (International) Ltd.	5,445,069	5,151,068	4.81	Monthly

Stressed / Distressed Credit:
York Credit Opportunities Fund, L.P.	2,427,180	3,512,067	3.28	Semi-Annually

Total Portfolio Funds	85,095,633	100,506,744	93.82

Cash Equivalent:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%	1,819,563	1,819,563	1.70	Daily

Total Investments(1)	$86,915,196	$102,326,307	95.52%

*	Percentages are based on Members’ Capital at the end of the period of $107,123,101.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
(1)	The Master Fund has established a line of credit agreement with Societe Generale that is collateralized by a security interest in the Master Fund’s custody account. See Note 7 for additional information.

All Portfolio Funds are non-income producing.

At September 30, 2013, the aggregate cost of investments for tax purposes was $85,095,633. Net unrealized appreciation on investments for tax purposes was $15,411,111 consisting of $15,722,584 of gross unrealized appreciation and ($311,473) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 93.82% of Members’ Capital have been fair valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Assets and Liabilities (unaudited)

September 30, 2013

Assets
Investments in Portfolio Funds, at fair value (cost $85,095,633)	$100,506,744
Receivable from Portfolio Funds	27,349,650
Cash equivalents	1,819,563
Cash	279
Receivable from investments sold	23,861

Total assets	129,700,097

Liabilities
Redemptions payable	22,070,000
Deferred income tax payable	185,468
Professional fee payable	149,214
Advisory fee payable	95,013
Administration fee payable	29,956
Board of Managers’ fees payable	13,500
Line of credit payable	12,910
Other accrued expenses	20,935

Total liabilities	22,576,996

Net Assets	$107,123,101

Members’ Capital
Net capital	$75,812,405
Accumulated net investment loss	(3,728,881)
Accumulated net realized gain on Portfolio Funds	8,754,410
Net unrealized appreciation on investments in Portfolio Funds	26,490,192
Deferred income taxes	(205,025)

Members’ Capital	$107,123,101

Net Asset Value Per Unit (based on 87,363 units outstanding)	$1,226.18

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Operations (unaudited)

For the six-month period ended September 30, 2013

Investment Income
Interest	$331

Total Investment Income	331

Expenses
Advisory fee	212,955
Professional fees	148,122
Line of credit fee	70,394
Administration fee	68,438
Board of Managers’ fees	27,000
Insurance expense	24,897
Interest expense	12,464
Custody fee	7,099
Other expenses	66,114

Total expenses	637,483

Net Investment Loss	(637,152)

Realized and Unrealized Gains (Losses) on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	8,968,610
Net Change in Unrealized Depreciation on Investments in Portfolio Funds	(3,312,759)

Net Realized and Unrealized Gains	5,655,851

Net Increase in Members’ Capital derived from Operations	$5,018,699

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2013 (unaudited)	For the year ended March 31, 2013
From Operations
Net investment loss*	$(637,152)	$(2,180,593)

Net realized gain on investments in Portfolio Funds	8,968,610	5,444,821
Net change in unrealized appreciation (depreciation) on investments in Portfolio Funds	(3,312,759)	2,918,913
Deferred income taxes	—	(205,025)

Net realized and unrealized gains	5,655,851	8,158,709

Net increase in Members’ Capital derived from operations	5,018,699	5,978,116

Dividends and Distributions to Members
Net investment income	—	(4,671,385)
Net realized long-term capital gains	—	(938,736)

	—	(5,610,121)

Members’ Capital Transactions
Sales of Units	5,870,000	11,482,000
Units issued in reinvestment of distributions	—	5,610,121
Redemptions of Units	(56,170,000)	(137,690,000)

	(50,300,000)	(120,597,879)

Net Decrease in Members’ Capital	(45,281,301)	(120,229,884)
Members’ Capital at Beginning of Period	152,404,402	272,634,286

Members’ Capital at End of Period	$107,123,101	$152,404,402

Accumulated Net Investment Loss	$(3,728,881)	$(3,091,729)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Cash Flows (unaudited)

For the six-month period ended September 30, 2013

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from operations	$5,018,699
Adjustments to reconcile net increase in Members’ Capital derived from operations to cash provided by operating activities:
Purchases of Portfolio Funds	(28,500,000)
Sales of Portfolio Funds	58,045,691
Net change in unrealized depreciation on investments in Portfolio Funds	3,312,759
Net realized gain on investments in Portfolio Funds	(8,968,610)
Decrease in receivable from Portfolio Funds	25,144,739
Decrease in receivable from investments sold	4,291,583
Decrease in fund investments made in advance	6,500,000
Decrease in other assets	38,596
Decrease in deferred income tax payable	(39,390)
Decrease in professional fees payable	(8,329)
Increase in administration fee payable	29,956
Increase in line of credit fee payable	2,636
Decrease in advisory fee payable	(47,886)
Increase in other accrued expenses	1,891

Net cash provided by operating activities	64,822,335

Cash Flows from Financing Activities
Proceeds from sales of Units	5,870,000
Redemptions of Units	(73,700,000)
Line of credit borrowings	16,800,000
Line of credit repayments	(16,800,000)

Net cash used in financing activities	(67,830,000)

Net decrease in cash and cash equivalents	(3,007,665)
Cash and cash equivalents, beginning of period	4,827,507

Cash and cash equivalents, end of period	$1,819,842

Supplemental disclosure of cash flow information:
Interest Paid on Line of Credit Borrowings	$12,287

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$22,070,000

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Financial Highlights

	For the six-month period ended September 30, 2013 (unaudited)		For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011 (7)	For the year ended March 31, 2010 (7)		For the period January 1, 2009 (commencement of operations) through March 31, 2009 (7)
Per Unit Operating Performance
Beginning net asset value	$1,181.48		$1,174.72	$1,214.51

Income/(loss) from operations*:
Net investment loss	(5.61)		(11.42)	(14.41)
Net realized and unrealized appreciation/ (depreciation) from Portfolio Funds	50.31		50.35	(25.38)

Net change in net assets resulting from operations	44.70		38.93	(39.79)

Less distributions:
Net investment income	—		(26.79)	—
Net realized long-term capital gains	—		(5.38)	—

Ending net asset value	$1,226.18		$1,181.48	$1,174.72

Total Return (6)	3.78	%(1)	3.31%	-3.28%	4.43%	14.17%		1.86	%(1)
Net assets, end of period (000s)	$107,123		$152,404	$272,634	$115,501	$90,430		$84,400
Ratios to Average Net Assets
Expenses (2)	0.88	%(3)	0.97%	1.24%	1.37%	1.42	%(5)	1.77	%(3)
Net investment loss	-0.88	%(3)	-0.97%	-1.24%	-1.37%	-0.74%		-1.77	%(3)
Portfolio turnover rate	22.78	%(4)	13.60%	47.19%	34.13%	32.12%		12.70	%(4)

*	Per share calculations were performed using average shares for the period.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)	Percentage is after the management fee waiver. Robeco Investment Management, Inc (the “Former Adviser”) voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).
(6)	Total returns reflect reinvestments of all dividends and distributions, if any.
(7)	The Master Fund was organized as a partnership during these periods and was not required to show per share data in the financial statements.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited)

September 30, 2013

1. Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). The Blocker Fund was initiated to facilitate the Master Fund’s adherence to income and diversification requirements under Subchapter M of the Internal Revenue Code of 1986. All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets. Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Master Fund and other related funds.

The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At September 30, 2013, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. hold 53.17%, 6.19%, 22.42%, and 18.22% of ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31, 2013 is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented at fair value, as determined by the Adviser, under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund or sale to an outside buyer. Interest income is recorded on an accrual basis of interest earned on cash balances. Consistent with the Fund’s active focus on reducing its illiquid positions, the Fund entered into an agreement to sell all of its illiquid positions (i.e. side pocket holdings). The disposition price was at a discount to the holdings’ aggregate carrying value, which discount is reflected in the Funds’ NAV for the period ended September 30, 2013.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•	Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past December 31, 2013, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of September 30, 2013:

Investments by investment strategy:	Level 1	Level 2	Level 3	Total
Equity - Event	$—	$17,241,642	$15,088,937	$32,330,579
Equity (Long/Short) - Variable Exposure	—	19,917,279	1,956,541	21,873,820
Multi - Event Driven	—	12,248,429	2,497,439	14,745,868
Equity (Market Neutral) - Fundamental/Trading	—	—	9,010,242	9,010,242
Equity (Long/Short) - Sector/Region	—	7,815,792	—	7,815,792
Credit - Event	—	—	6,067,308	6,067,308
Equity (Market Neutral) - Quantitative	—	—	5,151,068	5,151,068
Stressed / Distressed Credit	—	—	3,512,067	3,512,067

Total investments by investment strategy	$—	$57,223,142	$43,283,602	$100,506,744

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by investment strategy:	Balance as of 3/31/13	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 9/30/13
Equity - Event	$12,173,275	$486,693	$519,147	$12,500,000	$(3,520,937)	$—	$(7,069,241)	$15,088,937
Equity (Long/Short) - Variable Exposure	4,888,981	625,064	(222,017)	—	(3,335,487)	—	—	1,956,541
Multi - Event Driven	12,548,449	721,818	(124,629)	—	(5,687,990)	—	(4,960,209)	2,497,439
Equity (Market Neutral) - Fundamental/Trading	15,475,301	1,163,105	(466,747)	—	(7,161,417)	—	—	9,010,242
Equity (Long/Short) - Sector/Region	3,318,620	410,396	47,979	—	(3,776,995)	—	—	—
Credit - Event	12,186,569	2,418,445	(1,628,393)	—	(6,909,313)	—	—	6,067,308
Equity (Market Neutral) - Quantitative	6,799,650	(54,926)	(593,651)	—	(1,000,005)	—	—	5,151,068
Stressed / Distressed Credit	6,686,890	996,188	(753,596)	—	(3,417,415)	—	—	3,512,067
Convertible Arbitrage	1,939,700	145,846	(95,908)	—	(1,989,638)	—	—	—

Total	$76,017,435	$6,912,629	$(3,317,815)	$12,500,000	$(36,799,197)	$—	$(12,029,450)	$43,283,602

Investments by investment strategy:	The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/(losses) relating to assets still held at 9/30/2013
Equity - Event	$527,880
Equity (Long/Short) - Variable Exposure	(222,017)
Multi - Event Driven	(109,587)
Equity (Market Neutral) - Fundamental/Trading	(466,747)
Credit - Event	(1,628,393)
Equity (Market Neutral) - Quantitative	(593,651)
Stressed / Distressed Credit	(753,596)

Total	$(3,246,111)

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. As included in the table above, there were transfers of $12,029,450 into Level 2 from Level 3 during the six-month period ended September 30, 2013. Transfers out of Level 3 represent Portfolio Funds for which the Master Fund now has the ability to redeem as of the measurement date, or within 90 days of the measurement date. The Master Fund did not have any transfers between Level 1 and Level 2 during the six-month period ended September 30, 2013.

The Master Fund has established valuation processes and procedures to ensure that the valuations for investments are fair. The Adviser is responsible for overseeing the Master Fund’s valuation process. The Adviser’s valuation committee (“Valuation Committee”) will take steps to ascertain the fair valuation of the underlying funds and in certain instances adjust the value provided by an underlying manager to reflect a premium or discount. The determinations of any adjustment by the Valuation Committee shall be provided to the Master Fund’s Board of Directors (the “Board”) for its consideration and approval. A written record will be maintained with respect to each override and such record will include a description of the circumstances that contributed to the Valuation Committee determination that an override was necessary or warranted and the basis of the Adviser’s and the Board’s valuation.

C. Income Taxes

The Master Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Master Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If this minimum distribution regulation is not met, the Master Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Master Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Master Fund if they do not borrow to make the investment. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Master Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

The Master Fund’s tax year end is October 31, 2013. For the prior tax year ended October 31, 2012 and the preceding tax years ended October 31, 2011 and November 30, 2010, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has analyzed tax positions taken or expected to be taken in the course of

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

preparing the Master Fund’s tax return for all open tax years and has concluded, as of September 30, 2013, no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six-month period ended September 30, 2013, the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. The deferred income tax payable included in the Master Fund’s Statement of Assets and Liabilities and the tax fee included in the Master Fund’s Statement of Operations relate to tax liability at the Blocker Fund Level. Deferred income taxes payable of $185,468 result from temporary differences in reporting transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds for the year ended March 31, 2013, in the amount of $384,804.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As of March 31, 2013, the Master Fund has no loss carryforward.

D. Distribution Policy

Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (concluded)

D. Distribution Policy (concluded)

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2013, the Fund declared dividends of $4,671,385 and long-term capital gains distributions of $938,736. During the six-month period ended September 30, 2013, the Master Fund did not declare any dividends.

As of March 31, 2013 the components of distributable earnings, on a tax basis, not disclosed elsewhere were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation
$—	$—	$29,378,997

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund pursuant to an investment advisory agreement between the Master Fund and Adviser (the “Advisory Agreement”).

The Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

4. Related Party Transactions and Other (concluded)

Related Parties (concluded)

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Master Fund and the Adviser, the Master Fund has agreed to pay the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. For the period from April 1, 2013 through September 30, 2013, the Master Fund paid the Adviser a quarterly fee at an annualized rate of 0.30% of the average net assets of the Master Fund. From April 1, 2013 through September 30, 2013, the Adviser voluntarily reduced the Master Fund Management Fee by 0.45% (annualized). The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable for the Adviser of $95,013.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments. As of September 30, 2013, the Blocker Fund does not hold any investments.

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.08%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. The Master Fund will be charged the greater of the Asset Based Fee or the annual minimum fee of $135,000. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

5. Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%—2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%—25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

6. Members’ Capital

Unit transactions for the six-month period ended September 30, 2013 were as follows:

Units outstanding at beginning of period	128,994
Units issued	4,951
Units redeemed	(46,582)

Units outstanding at end of period	87,363

The number of authorized Units of the Fund is unlimited, with no par value.

7. Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as the agent, for the lender, as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on October 7, 2011, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.90%. The line of credit limit is $15,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.85% per annum. At September 30, 2013, the Master Fund had no borrowings outstanding.

During the six-month period ended September 30, 2013, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$4,510,309	$12,000,000	2.17%	95

*	For the days borrowings were outstanding.

8. Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.5% to 5.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

11. Concentration of Risk (concluded)

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. Investment Transactions

For the six-month period ended September 30, 2013, the Master Fund had purchases of investments of $28,500,000 and sales of investments of $58,045,691.

13. Investments

As of September 30, 2013, the Master Fund had investments in twenty-two Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity:

Equity—Event

This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative/regulatory changes, industry consolidations or other events. Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company. In certain cases, the catalyst or motivation for corporate change may be instigated by external forces, such as activist investors. This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mispriced securities and may also include “value with a catalyst” type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration. As these investments are typically more idiosyncratic in nature, it may be more difficult to implement an effective position level hedge, in which case market hedges may be used. The Portfolio Funds have redemption notice periods of 30 to 92 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 25% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets. Investments representing approximately 41% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from six to seven months at September 30, 2013.

Equity (Long/Short)—Variable Exposure

This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods. In Variable Exposure funds, managers can increase their net and gross exposure in an opportunistic and variable manner. These managers can have exposure levels range anywhere from a net short position to a net long position. These managers do not have a structural net exposure tendency. The Portfolio Funds in this category have redemption notice periods ranging from 45 to 80 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 9% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets. Investments representing approximately 26% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from two to seven months at September 30, 2013.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Multi—Event Driven

The investment funds in the multi-strategy (event-driven) strategy invest in several event driven strategies including credit event, equity event, risk arbitrage and stressed / distressed credit. Portfolio Funds have redemption notice periods of 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 12% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 5% of the value of the investments in this category allow the Master Fund to redeem 33% of its balance on an annual basis. Investments representing approximately 26% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twenty-four months after acquisition. The remaining restriction period for these investments is three to six months at September 30, 2013.

Equity (Market Neutral)—Fundamental/Trading

This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are managed with low net exposure within a narrow band (typically +/-20%). This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics. The strategy is typically employed with low beta exposure, but may not be explicitly neutral to factors such as market- capitalization, sector exposure, and growth/value biases. Portfolio Funds in this category have redemption notice periods ranging from 45 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 21% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 79% of the value of the investments in this category allow the Master Fund to redeem 16% of its balance on a monthly basis.

Equity (Long/Short)—Sector/Region

This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods. Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge. The Portfolio Funds in this category have redemption notice periods ranging from 15 to 45 days.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Credit—Event

This strategy involves investing in catalyst-driven opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of the capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate related investments, bridge financing, and mezzanine financing. These transactions may include long dated warrants to increase the lender’s total return. The Portfolio Funds in this category have redemption notice periods of 60 days after the two year anniversary. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. The remaining restriction period for these investments ranges from three to fifteen months at September 30, 2013.

Equity (Market Neutral)—Quantitative

This strategy utilizes quantitative processes to screen and select securities and to construct portfolios. The strategy incorporates longer term (encompassing weeks to several months) fundamentally-driven strategies and short term (intra-day to a few weeks) technically-driven statistical arbitrage strategies. Longer term strategies typically focus on fundamental signals such as earnings, accruals, valuation, analyst upgrades/downgrades, return on asset/return on equity/return on investment capital, etc. and technical signals including long term momentum, institutional fund flows, insider selling, and market sentiment. The short term technically driven strategies utilize statistical models to identify mean reversion and short term momentum opportunities based on technical data including price, volume, volatility, and news. In addition to possessing a high level of quantitative and technological sophistication, the most successful managers in this space dedicate significant resources to on-going research and development efforts in order to continually enhance and refine their ability to identify new alpha and risk factors, and the efficacy of their portfolio optimization and trade execution processes. The Portfolio Fund in this category have redemption notice periods of up to 120 days.

Stressed / Distressed Credit

This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as CDS and listed options may be used both for hedging purposes and to express risk. With stressed situations, value is typically unlocked via an event such as the sale of assets or a refinancing. Participation in restructuring and bankruptcy proceedings requires a more process-driven investment approach incorporating both financial and legal expertise. Once the “fulcrum security” (the debt instrument most likely to convert to equity in a restructuring) is correctly identified Portfolio Managers can extract value from the legal process including participation on creditor committees and in court proceedings. Portfolio Funds in this category have redemption notice periods of 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds in this category allow the Master Fund to redeem its balance on a semi-annual basis.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. The adoption of this update did not materially affect the Master Fund’s financial condition or results of operation.

15. Subsequent Events

Subsequent to the six-month period ended September 30, 2013 through November 29, 2013, the Master Fund received $760,000 of subscriptions.

On November 22, 2013, the Master Fund offered to purchase up to $11,200,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of December 31, 2013. As of the date of these financial statements, no tender requests have been received.

16. Approval of Investment Advisory Agreement

The investment advisory agreement between Arden Sage Multi-Strategy Master Fund, L.L.C., a Delaware limited liability company (the “Fund”), and Arden Asset Management LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), may be continued in effect from year to year subject to approval by: (i) the Fund’s Board of Managers (the “Board”); or (ii) the vote of a majority of the outstanding voting securities, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund; provided that, in either event, the continuance must also be approved by a majority of the managers (the “Managers”) who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board held on September 12, 2013, all of the Managers, including the Independent Managers, approved the continuance of the Advisory Agreement for an additional year. In considering whether to renew the Advisory Agreement, the Board reviewed various materials from counsel and from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser and the fees paid by the Fund to the Adviser under the Advisory Agreement; (ii) information concerning the individuals responsible for the day to day management of the Fund’s assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) The nature, extent and quality of services provided by the Adviser. The Managers reviewed the services that the Adviser provides to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that are entered into on behalf of the Fund. The Board noted that, in addition to the investment advisory services provided to the

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

16. Approval of Investment Advisory Agreement (continued)

Fund under the Advisory Agreement, the Adviser and its affiliates also provide certain administrative and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting services. Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Advisory Agreement, and that these services were of reasonably high quality.

(b) Investment performance of the Fund and the Adviser. In connection with the evaluation of the services provided by the Adviser, the Board also considered the investment performance of the Fund, and compared the performance of the Fund to that of the S&P 500 Total Return Index, the HFRI Fund of Funds Diversified Index and BarCap U.S. Aggregate Bond Index covering periods since the Fund’s inception until June 30, 2013. The Board observed relative underperformance but noted the generally lower volatility of the Fund relative to the fund of fund and equity indices. The Board also observed that the Fund’s performance returns were negatively impacted by the valuation adjustments made in 2013 to reflect secondary market sales of the Fund’s illiquid positions. The Board also discussed and noted the steps taken by the Adviser to improve the Fund’s performance.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund. The Managers also considered the cost of the services provided by the Adviser. Under the Advisory Agreement, the Fund pays a fee at the annual rate of 0.75% of the Fund’s average net assets. The Board also considered that, in addition to the fees charged by the Adviser, the Fund also bears its pro rata portion of the advisory fees charged by the portfolio funds in which it invests.

The Managers reviewed information comparing the advisory fee rate and the total expense ratio for the Fund to those of other similar registered funds of hedge funds. The Managers also compared the advisory fee rate with those charged by Arden to other accounts that it manages. Additionally, the Managers considered that the Adviser has entered into an expense limitation agreement with respect to each feeder fund of the Fund. The Managers found that the Fund’s advisory fee rate paid under the Advisory Agreement is comparable to the fee rates paid by other similar registered funds (the “Peer Group”). The Managers also found that the advisory fee rate compared favorably to those charged by the Adviser to other accounts that it manages. The Managers also observed that the Fund’s expense ratio was in the range of the ratios of the Peer Group.

The profitability realized by the Adviser was also considered. The Board relied principally on information furnished by the Adviser relating to the costs and profitability of the Adviser from its relationship with the Fund (the “Profitability Analysis”). After reviewing the information contained in the Profitability Analysis, the Board noted that the net profitability from the Fund and its feeder funds was not excessive.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board also considered whether there were opportunities for economies of scale to be realized by the Fund. However, the Board noted the reduction in the Fund’s net assets and that the future growth of the Fund’s net assets was uncertain at this time.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (concluded)

16. Approval of Investment Advisory Agreement (concluded)

Conclusion. Based on all of the foregoing, and such other matters that were deemed relevant, the Board determined that the terms of the Advisory Agreement, including applicable fees and expenses, were fair and reasonable in light of the nature, extent and quality of services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers, including a majority of the Independent Managers, approved the continuance of the Advisory Agreement for an additional year.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Arden Sage Multi-Strategy Institutional Fund, L.L.C.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: December 6, 2013

By (Signature and Title)*	/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

Date: December 6, 2013

*	Print the name and title of each signing officer under his or her signature.